UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 19, 2010
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                                 TAPSLIDE, INC.

              -----------------------------------------------------

               (Exact name of registrant as specified in charter)


            Nevada                         000-52056              26-3111760
            ------                         ---------              ----------
  (State or other jurisdiction      (Commission File Number)   (IRS Employer
      of incorporation)                                      Identification No.)

               220 Summit Blvd., #402, Broomfield, Colorado 80021
               --------------------------------------------------
                    (Address of principal executive offices)

                                  866-469-3083
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                      N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             SECTION 8 OTHER EVENTS


Item 8.01. Other Events.

         On February 19, 2010, TapSlide, Inc. submitted a non-binding letter of intent to acquire certain assets and liabilities in connection with the Chapter 11 filing of Addamo Estate Vineyards in Santa Maria, CA. The website is www.addamovineyards.com. Further details will be forthcoming.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 19, 2010                   TAPSLIDE, INC.

                                           /s/ Aaron Lamkin
                                           ----------------------------
                                           Aaron Lamkin, Chief Executive Officer